Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Yossi Haras, Chief Financial Officer of B&D Food Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB/A of B&D Food Corp. for the nine months ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&D Food Corp.

Dated: May 4. 2006

                                    /s/ YOSSI HARAS
                                    --------------------------------------------
                                    Yossi Haras
                                    Chief Financial Officer
                                    (Principal Financial Officer and Principal
                                    Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to B&D Food Corp. and will be retained by B&D Food Corp. and furnished to the Securities and Exchange Commission or its staff upon request.